EXHIBIT 10.13


                         GALACTICOMM TECHNOLOGIES, INC.
                          REGISTRATION RIGHTS AGREEMENT

      AGREEMENT, dated as of the 28 day of October, 1997, between the person whose name and address appear on the signature page attached hereto (individually a "Holder" or, collectively with the Holders of the Units issued in the Offering, each as defined below, the "Holders") and Galacticomm Technologies, Inc., a company incorporated under the laws of Florida, having its principal place of business at 4101 S.W. 47 Avenue, Suite 101, Ft. Lauderdale, Florida 33314 (the "Company").

                                    RECITALS:

      A. Simultaneously with the executive and delivery of this Agreement, the Holders are purchasing from the Company an aggregate of up to 42 units (the "Units"), each Unit consisting of (i) a non-negotiable 10% unsecured promissory note of the Company in the principal amount of $50,000, which is convertible into shares (the "Conversion Stock") of the Company's common stock, par value $.0001 per share (the "Common Stock"), under certain circumstances, and (ii) warrants (the "Financing Warrants") to purchase an aggregate of 19,000 shares ("Financing Warrant Shares") of the Common Stock (the Financing Warrants are hereinafter sometimes collectively referred to as the "Financing Securities"), at an exercise price of $3.75 per Financing Warrant Share, subject to adjustment in certain circumstances, all upon the terms set forth in the Confidential Private Placement Memorandum of the Company dated September 15, 1997, as supplemented on October 21 and 24, 1997 (the "Bridge Financing"); and

      B. The Company desires to grant to the Holder the registration rights set forth herein with respect to the Conversion Stock, and the Financing Warrant Shares (collectively referred to hereinafter sometimes as the "Registrable Securities");

      NOW THEREFORE, the parties hereto mutually agree as follows:

      1. MANDATORY REGISTRATION OF THE REGISTRABLE SECURITIES.

            (a) The Company will include the Financing Warrant Shares (and shares of outstanding Conversion Stock, if any) as part of the securities of the Company covered by its registration statement (the "IPO Registration Statement") relating to the initial underwritten public offering of the Company's securities. The Company will prepare the IPO Registration Statement and file it with, and use its best efforts to have it declared effective by, the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933 (the "Act"), so as to permit the public sale of the Registrable Securities pursuant thereto commencing on the date the IPO Registration Statement is declared effective by the SEC (the "IPO Effective Date").

            (b) Once the IPO Registration Statement covering the Registrable Securities pursuant to the provisions of this Section 1 is declared effective by the SEC, the Company will use its best efforts to maintain the effectiveness of such registration statement until the earlier date to occur (the "Release Date") of (i) the date that all of the Registrable Securities have been sold pursuant to the IPO Registration Statement, or (ii) the date that the Holders of the Registrable Securities receive an opinion of counsel to the Company that all of the Registrable Securities, other than securities held by "affiliates" of the Company, as such term is defined in


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Rule 144 of the Act, may be freely traded (without limitation or restriction as to quantity or timing and without registration under the Act) pursuant to Rule 144 of the Act or otherwise. If the Company fails to keep the IPO Registration Statement continuously effective during such period, then the Company shall, promptly upon the request of the Holders of at least 51% of the unsold Registrable Securities, use its best efforts to update the IPO Registration Statement or file a new registration statement covering the unsold Registrable Securities subject to the terms and provisions hereof.

            (c) If, for any reason (other than at the request of a Holder or Holders) less than 80% of the Registrable Securities are included in the IPO Registration Statement on the IPO Effective Date, the Company, within six months after the IPO Effective Date, will use its best efforts to file and have declared effective (within such six month period) by the SEC a new registration statement covering all of the Registrable Securities which were not included in the IPO Registration Statement on the IPO Effective Date. The Company will use its best efforts to maintain the effectiveness of such registration statement until the earlier date to occur of (i) the date that all of such Registrable Securities have been sold pursuant to the registration statement, or (ii) the date that the Holders of the Registrable Securities included in such registration statement receive an opinion of counsel to the Company that all of such Registrable Securities, other than securities held by "affiliates" of the Company, as such term is defined in Rule 144 of the Act, may be freely traded (without limitation or restriction as to quantity or timing and without registration under the Act) pursuant to Rule 144 of the Act or otherwise.

      2. PIGGYBACK REGISTRATION. For a period of twelve (12) months from the IPO Effective Date up to and including the Release Date (the "Piggyback Registration Period") , if the Company proposes to prepare and file a registration statement (other than a registration statement on Form S-4 or Form S-8) under the Act with the SEC covering equity or debt securities of the Company, or any such securities of the Company held by its shareholders, the Company will give written notice of its intention to do so by registered mail ("Notice"), at least thirty (30) business days prior to the filing of each such registration statement, to the Holders. Upon the written request of a Holder (a "Requesting Holder"), made within twenty (20) business days after the date of the Notice, that the Company include any of the Requesting Holder's Registrable Securities (such term for purposes of this Section 2 excludes Conversion Stock) in such proposed registration statement, the Company shall use its best efforts to cause such registration statement (a "Piggyback Registration Statement") to be declared effective under the Act by the SEC so as to permit the public sale of the Requesting Holder's Registrable Securities pursuant thereto, at the Company's sole cost and expense and at no cost or expense to the Requesting Holders; provided, however, that if, in the written opinion of the Company's managing underwriter, if any, for such offering, the inclusion of all or a portion of the Registrable Securities requested to be registered, when added to the securities being registered by the Company or the selling shareholder(s), will exceed the maximum amount of the Company's securities which can be marketed
(i) at a price reasonably related to their then current market value, or (ii) without otherwise materially adversely affecting the entire offering, then the Company may exclude from such offering all or a portion of the Registrable Securities which it has been requested to register on a pro rata basis with any other shares of Common Stock held by other shareholders of the Company for which registration rights have been granted prior to the IPO Effective Date. If all or a portion of a Requesting Holder's Registrable Securities are excluded (the "Excluded Securities") from the initial Piggyback Registration Statement pursuant

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to the provisions of this Section 2 and a Requesting Holder's Excluded
Securities cannot be freely traded (without limitation or restriction as to quantity or timing and without registration under the Act) pursuant to Rule 144 of the Act or otherwise by the date that the second Piggyback Registration Statement is declared effective by the SEC, the Piggyback Registration Period will be extended until the earlier to occur of (i) twenty-one (21) months from the IPO Effective Date or (ii) the date that Holders of 80% of the Excluded Securities receive an opinion of counsel to the Company that all of such Excluded Securities, other than securities held by "affiliates" of the Company, as such term is defined in Rule 144 of the Act or otherwise, may be freely traded (without limitation or restriction as to quantity or timing and without registration under the Act) pursuant to Rule 144 of the Act or otherwise. Notwithstanding the provisions of this Section 2, the Company shall have the right, at any time after it shall have given Notice pursuant to this Section 2 (irrespective of whether any written request for inclusion of Registrable Securities) to elect not to file any Piggyback Registration Statement or to withdraw the same after the filing but prior to the effective date thereof.

      3. PROHIBITION ON SALES IN CERTAIN CIRCUMSTANCES. The Holders agree that they will not sell or otherwise transfer any of their Registrable Securities pursuant to the IPO Registration Statement, a Piggyback Registration Statement or otherwise until one hundred eighty (180) days following the IPO Effective Date (or such longer period as The Nasdaq Stock Market, Inc. or the National Association of Securities Dealers, Inc. or any state regulatory authority may require in connection with the Company's initial public offering).

      4. ADDITIONAL TERMS.

            (a) If any stop order shall be issued by the SEC in connection with the IPO Registration Statement or, following its effectiveness, a Piggyback Registration Statement (collectively referred to herein as the "Financing Registration Statement"), the Company will use its best efforts to obtain the removal of such order. Following the effective date of the Financing Registration Statement, the Company shall, upon the request of the Holder, forthwith supply such reasonable number of copies of the Financing Registration Statement, preliminary prospectus and final prospectus meeting the requirements of the Act, and other documents necessary or incidental to the registration and public offering of the Registrable Securities, as shall be reasonably requested by the Holder to permit the Holder to make a public distribution of such securities. The Company will use its reasonable efforts to qualify the Registrable Securities for sale in such states as the holders of such securities shall reasonably request, provided that no such qualification will be required in any jurisdiction where, solely as a result thereof, the Company would be subject to (i) general service of process or to taxation or qualification as a foreign corporation doing business in such jurisdiction or (ii) qualification requirements which would require the Company to (A) amend its Articles of Incorporation or Bylaws or (B) rescind, modify or amend any action taken by the Board of Directors of the Company in accordance with their fiduciary obligations to the Company and its shareholders; provided, however, that the Company will make a good faith effort to obtain a waiver of any such requirement. The obligations of the Company hereunder with respect to the Registrable Securities are expressly conditioned on the Holder's furnishing to the Company such appropriate information concerning the Holder,the Holder's Registrable Securities and the terms of the Holder's offering of such securities, as the Company may reasonably request.

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            (b) The Company shall bear the entire cost and expense of each registration of the Registrable Securities provided for herein; provided, however, that the Holder shall be solely responsible for the fees of any legal counsel or financial advisors retained by the Holder in connection with such registration and any transfer taxes or underwriting discounts, commissions or fees applicable to the Registrable Securities sold by the Holder pursuant thereto.

            (c) The Company shall indemnify and hold harmless the Holder and each underwriter, within the meaning of the Act, who may purchase from or sell for the Holder, any Registrable Securities, from and against any and all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in the Financing Registration Statement, any other registration statement filed by the Company under the Act, any post-effective amendment to such registration statements, or any prospectus included therein required to be filed or furnished by reason of this Agreement or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission based upon information furnished or required to be furnished in writing to the Company by the Holder or underwriter expressly for use therein, which indemnification shall include each person, if any, who controls either the Holder or underwriter within the meaning of the Act and each officer, director, employee and agent of the Holder and underwriter; provided, however, that the indemnification in this paragraph (c) with respect to any prospectus shall not inure to the benefit of the Holder or underwriter (or to the benefit of any person controlling the Holder or underwriter) on account of any such loss, claim, damage or liability arising from the sale of Registrable Securities by the Holder or the underwriter, if a copy of a subsequent prospectus correcting the untrue statement or omission in such earlier prospectus was provided to the Holder or underwriter by the Company prior to the subject sale and the subsequent prospectus was not delivered or sent by the Holder or underwriter to the purchaser prior to such sale.

            (d) The Holder or underwriter or other person, as the case may be, shall indemnify the Company, its directors, each officer signing the Financing Registration Statement and each person, if any, who controls the Company within the meaning of the Act, from and against any and all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in the Financing Registration Statement, any registration statement or any prospectus required to be filed or furnished by reason of this Agreement or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission based upon information furnished in writing to the Company by the Holder or underwriter expressly for use therein.

            (e) If for any reason the indemnification provided for in either the two preceding subparagraphs is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations.

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            (f) Neither the filing of a Financing Registration Statement by the
Company pursuant to this Agreement nor the making of any request for prospectuses by the Holder shall impose upon the Holder any obligation to sell the Holder's Registrable Securities.

            (g) The Holder, upon receipt of notice from the Company that an event has occurred which requires a post-effective amendment to the Financing Registration Statement or a supplement to the prospectus included therein, shall promptly discontinue the sale of Registrable Securities pursuant to such registration statement until the Holder receives a copy of the amended Financing Registration Statement or supplemented prospectus from the Company, which the Company shall provide as soon as practicable after such notice.

      5. GOVERNING LAW.

            (a) The Financing Securities are being, and will be, delivered in Florida. This Agreement shall be deemed to have been made and delivered in the State of Florida and shall be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of Florida.

            (b) The Company and the Holder each (i) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement, or any other agreement entered into between the Company and the Holder pursuant to the Private Financing or the Financing Registration Statement, shall be instituted exclusively in the state courts of Broward or Dade Counties, Florida ("Florida Courts"), or in the United States District Court for the Southern District of Florida, (ii) waives any objection which the Company or such Holder may have now or hereafter based upon FORUM NON CONVENIENS or to the venue of any such suit, action or proceeding, and (iii) irrevocably consents to the jurisdiction of the Florida Courts and the United States District Court for the Southern District of Florida in any such suit, action or proceeding. The Company and the Holder each further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the Florida Courts or in the United States District Court for the Southern District of Florida and agrees that service of process upon the Company or the holder mailed by certified mail to the Company at the address set forth above, in the case of the Company, and to the Holder's address set forth below, in the case of the Holder,shall be deemed in every respect effective service of process upon the Company or the Holder, as the case may be, in any suit, action or proceeding.

      6. AMENDMENT. This Agreement may only be amended by a written instrument executed by the Company and the Holder.

      7. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

      8. EXECUTION IN COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

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      9. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed duly given when delivered by hand or five days after such notice is mailed by registered or certified mail, postage prepaid, return receipt requested, as follows:

            (a) if to the Holder, to his or her address set forth on the signature page of this Agreement;

            (b) if to the Company, to the address set forth on the first page of this Agreement.

      10. BINDING EFFECT; BENEFITS. The Holder may not assign his or her rights hereunder. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective heirs, legal representatives and successors. Nothing herein contained, express or implied, is intended to confer upon any person other than the parties hereto and their respective heirs, legal representatives and successors, any rights or remedies under or by reason of this Agreement.

      11. HEADINGS. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

      12. SEVERABILITY. Any provision of this Agreement which is held by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction(s) shall be, as to such jurisdiction(s), ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

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      IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto as of the date first above written.

                                          GALACTICOMM TECHNOLOGIES, INC.

                                          By:_________________________________
                                          Name:_______________________________
                                          Title:______________________________

                                          HOLDER:

                                          ____________________________________
                                                      Signature

                                          ____________________________________
                                                      Print Name

                                          Address of Holder:

                                          ____________________________________

                                          ____________________________________

                                          ____________________________________


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